Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED

DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT (“Agreement”) is entered into by and between INGRAM MICRO INC. (“Ingram Micro”), a Delaware corporation, located at 1600 E. St. Andrew Place, Santa Ana, California 92705, and TENABLE NETWORK SECURITY, INC., a Delaware corporation located at 7063 Columbia Gateway Drive, Suite 100, Columbia, Maryland 21046 Including its subsidiaries and affiliates (each, and collectively, “Vendor”).

1. Definitions. The following terms, when capitalized, will have the meanings defined below.

“Confidential Information” means all information, regardless of the form in which it is transmitted, relating to the disclosing party’s (or another party whose information the disclosing party has in its possession under obligations of confidentiality) past, present, or future research, development or business plans, operations or systems, including without limitation, this Agreement including its subject matter and terms and conditions, studies or reports, software, memoranda, drafts and any other information, including but not limited to Ingram Micro’s reseller and end user information, in either tangible or intangible form that under the circumstances surrounding the disclosure, the receiving party reasonably should recognize as being confidential.

“DFI” means a deduction taken by Ingram Micro from Vendor’s invoice corresponding to a credit issued by Vendor or due Ingram Micro.

“Effective Date” means the date of the last signature on the signature page.

“Information” means data, images, photos, logos, and other varieties of information regarding Vendor’s Products.

“Licensed Product” means products offered by Vendor that are distributed and accessed via electronic means.

“PO” means purchase order submitted by Ingram Micro to Vendor.

“Product” means each, and collectively, Licensed Product and Services.

“Services” means services offered by Vendor.

“Special Pricing” means non-standard Product pricing, discounts, rebates or incentives offered by Vendor in writing to Ingram Micro and to Ingram Micro’s customers which is lower than Vendor’s standard pricing.

“Territory” means worldwide.

2. Product. Vendor grants Ingram Micro and its customers the non-exclusive right to purchase, sell and distribute Product to its customers for resale in the Territory and to hold themselves out as distributors and resellers of Products,

3. Retained Rights and Use Rights. All Licensed Product is licensed and not sold. Vendor retains all right, title and interest in and to the Licensed Product, including all copyrights and other intellectual

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property rights contained in the Licensed Product in accordance with its documentation. Each party owns and maintains its respective marks including but not limited to trademarks, service marks and trade names and neither party will acquire any rights in the marks of the other. Vendor grants Ingram Micro and its customers a limited license to use Vendor’s marks and Information in association with the sale of Vendor’s Products subject to Vendor usage guidelines. Vendor will not use Ingram Micro marks, including but not limited to use for advertising, promotion of publicity, without the prior written consent of Ingram Micro. Each party will independently own and maintain, without any consent of one party to the other, addresses on the worldwide web i.e. domain locations. Ingram Micro customers have the right to distribute Vendor’s Products.

4. Ingram Micro Affiliates. Each Ingram Micro affiliate that elects to purchase and distribute Product under the terms of this Agreement must sign a separate agreement that will incorporate the terms of this Agreement and modify these terms as needed to comply with local laws and business practices. All Product purchases in a country outside of the United States will take place solely by means of an order placed by the Ingram Micro entity operating in that country.

5. Term and Termination. The initial term of this Agreement is one year from the Effective Date. This Agreement will automatically renew for successive one-year terms unless either party provides written notice of termination no less than 30 days prior to the anniversary date. Either party may terminate this Agreement for convenience upon 30 days prior written notice, and will not have to pay the other party any compensation, costs or damages resulting from the termination of this Agreement without cause. Either party may terminate this Agreement if the other party materially breaches any term of this Agreement and fails to cure the breach within **** after written notification; ceases to conduct business in the normal course; or becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, or avails itself of or becomes subject to any proceeding under any applicable bankruptcy or insolvency law. Tenable may terminate this Agreement immediately upon notice if it merges with or substantially all of its assets are acquired by a party using an alternative distributor.

6. Vendor Information. Vendor agrees to provide Ingram Micro with information reasonably necessary to distribute Products including without limitation:

(a) Information for distribution or use by Ingram Micro and its customers for the promotion of Products.

(b) ****

(c) Export information that Includes without limitation: (i) each Product’s Export Control Classification Number (ECCN); (ii) for Products containing encryption, the declaration of eligibility for License Exception (ENC); (iii) a copy of the Commodity Classification Automated Tracking System (COATS) approval form; and (iv) any other information reasonably required by Ingram Micro from time to time for the purposes of export. Within 10 days of (a) the Effective Date, (b) the addition of any Products, and (c) any changes to this information, Vendor is to provide the export information required under this section in a format mutually acceptable to the parties.

(d) Financial information reasonably requested by Ingram Micro from time to time for the purpose of assessing Vendor’s financial position. On request by Ingram Micro, Vendor shall provide bank and credit references, and a third party accounting reference, that will help evaluate Vendor’s liquidity, and ability to continue doing business with Ingram Micro. Ingram Micro will not have access to proprietary information that is not generally available.

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(e) Prompt notification of changes to: Vendor’s name; address; sale of substantially all of its assets or those of any subsidiary or affiliate of Vendor; or change in the control of Vendor whether effected by merger or stock sale.

7. Pricing. Unless otherwise stated in this Agreement, Vendor will sell Products to Ingram Micro at the prices stated in the Vendor’s distributor price list. Product will be invoiced at ****. Ingram Micro has sole discretion as to the selling price of Product to its customers.

8. Orders and Invoicing. Each order form submitted by Ingram Micro will specify the name of the reseller partner and their contact info, the name of the end user, end user contact Info, the Products and the quantities ordered and the end user’s address. All orders for Products placed by Ingram Micro are subject to approval by Vendor. If Vendor accepts an order placed by Ingram Micro, Vendor shall deliver the Products to the end user and shall provide the end user with Vendor’s standard end-user license agreement. If an end user declines to enter into an end-user license agreement with Vendor, Vendor shall have the right to cancel the order. At the time of Product delivery, Vendor will issue an invoice in U.S. dollars, to the address on Ingram Micro’s PO, bearing Ingram Micro’s PO number, Ingram Micro’s SKU number, the Vendor part number(s), description(s), and price and payment terms as specified in this Agreement. Vendor agrees to provide Product invoices to Ingram Micro within **** of delivery date or waive its right to invoice and collect any amounts related to that Product.

9. Payment. Payment terms will be **** from the invoice date. The payment date will be the payment postmark date or the actual date of electronic funds transfer, as applicable. Ingram Micro will not be ****. Any **** by Ingram Micro will constitute Ingram Micro’s ****. Vendor will notify Ingram Micro of ****. The parties will reconcile all accounting issues related to this Agreement on a regular basis. The parties agree that each party must notify the other of any accounting claim arising under this Agreement within one year from the date of the transaction that gave rise to the claim or the right to assert the claim will be waived, if not waived previously under this Agreement.

10. Returns.

(a) Licensed Product Returns. During the term of this Agreement and for one year after its expiration or termination, Vendor will handle all Licensed Product return requests that Ingram Micro refers to Vendor, and Vendor will administer the process of obtaining letters of destruction. Vendor will provide Ingram Micro with its channel partner manager as a point of contact to direct all requests for returns. Any and all returns will be in accordance with Vendor’s return policy, and at Vendor’s sole discretion. For all Licensed Product returns accepted by Vendor, Vendor will promptly notify Ingram Micro of the accepted return and Ingram Micro is authorized to take a DTI against Vendor’s account.

(b) Credits. Vendor will credit Ingram Micro the original Product invoice price for all accepted Product returns.

11. Marketing. Vendor will establish a cooperative marketing allowance for Vendor-approved Product marketing activities.

12. ****

13. Vendor Warranty. Vendor represents and warrants that:

(a) it has full power, right and authority to enter into this Agreement and all necessary licenses to provide the Product for resale;

(b) it has good, transferable title to the Product;

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(c) Product sales to Ingram Micro do not in any way constitute violations of any law, ordinance, rule or regulation in the Territory; and

(d) it will provide or make available a warranty statement with the Product for end user benefit.

14. Ingram Micro Warranty. Ingram Micro represents and warrants that:

(a) it has full power, right and authority to enter into this Agreement and all necessary licenses to provide the distribution services hereunder; and

(b) it will comply with all applicable laws in its performance of the distribution services hereunder.

15. Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, INTEGRATION, PERFORMANCE AND ACCURACY, AND ANY IMPLIED WARRANTIES ARISING FROM STATUTE, COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE.

16. Indemnification.

(a) Vendor will defend, indemnify, and hold Ingram Micro and its customers harmless from and against any claims, demands, liabilities, or expenses (including attorney’s fees and costs):

(i) for any alleged acts, omissions, breaches of warranty or misrepresentations by Vendor;

(ii) for costs associated with document production, depositions, interrogatories and related demands, arising either from private third party claims or governmental claims or investigations against or concerning Vendor to which Ingram Micro is neither a party to nor target of; and

(iii) incurred by Ingram Micro arising from the alleged infringement of any United States patent, United States copyright, United States trademark, or trade secret enforceable in the United States by reason of the manufacture, sale, marketing, or use of the Product and its respective specifications, information or documentation.

(b) Upon threat of claim or claim of infringement as stated above, in addition to its indemnity obligations, Vendor may, at its expense and option:

(i) procure the right to continue using the Product or any part of the Product, as applicable;

(ii) replace the infringing Product with a non-infringing Product of similar performance; or

(iii) modify the Product to make it non-infringing.

(c) The rights under subsection 16(b) are in addition to and not a substitute for Ingram Micro’s right of indemnification.

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(d) Ingram Micro will defend, indemnify, and hold Vendor and its customers harmless from and against any claims, demands, liabilities, or expenses (including attorney’s fees and costs):

(i) for any alleged acts, omissions, breaches of warranty or misrepresentations by Ingram Micro;

(ii) for costs associated with document production, depositions, interrogatories and related demands, arising either from private third party claims or governmental claims or investigations against or concerning Ingram Micro to which Vendor is neither a party to nor target of; and

(iii) Ingram Micro will pass through to Vendor any indemnification it receives from the manufacturers of other products that Ingram Micro sells to its customers and is authorized to pass through to Vendor. Nothing in the foregoing will affect any rights or remedies Vendor may have directly against such manufacturers.

17. Limitation of Liability. EXCEPT FOR A PARTY’S INDEMNIFICATION AND CONFIDENTIALITY OBLIGATIONS IN THIS AGREEMENT, AND EXCEPT TO THE EXTENT OF BODILY INJURY OR DEATH, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR LOST PROFITS OR LOST BUSINESS, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER BASED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE) WHETHER OR NOT EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR A PARTY’S INDEMNIFICATION AND CONFIDENTIALITY OBLIGATIONS IN THIS AGREEMENT, AND EXCEPT TO THE EXTENT OF BODILY INJURY OR DEATH, EACH PARTY’S TOTAL LIABILITY TO THE OTHER PARTY WILL BE LIMITED TO THE PARTY’S ACTUAL DIRECT DAMAGES, NOT TO EXCEED THE AGGREGATE AMOUNT PAID BY INGRAM MICRO FOR THE PRODUCTS DURING THE TWELVE (12) MONTH PERIOD PRECEDING THE EVENT FROM WHICH THE DAMAGES AROSE. UNDER NO CIRCUMSTANCE SHALL VENDOR BE LIABLE FOR WARRANTIES GRANTED BY INGRAM MICRO TO END USERS.

18. Vendor Insurance. Vendor will, at its own expense, and at all times of during the term of this Agreement, provide and maintain in effect the insurance policies and minimum limits designated below, and any other insurance required by law, with insurers with an A.M. Best’s insurance rating of A-:VIII or better, or as otherwise reasonably acceptable to Ingram, and otherwise comply with all those requirements stated herein.

(a) Commercial General Liability Insurance. Vendor will carry Commercial General Liability insurance covering all operations by or on behalf of Vendor arising out of or connected with this Agreement, providing coverage for bodily injury, property damage, personal and advertising injury, products liability, completed operations liability, and contractual liability, with a minimum per occurrence limit of $**** and annual aggregate limit of $****.

(b) Workers’ Compensation Insurance and Employer’s Liability Insurance. Vendor will provide Workers’ compensation insurance as required by and in accordance with the applicable laws in the states, territories or provinces having jurisdiction over Vendor’s employees. Employer’s liability insurance will be provided with a minimum limit of $****.

(c) Automobile Liability Insurance. Vendor will carry Comprehensive Business Automobile Liability insurance, including coverage for bodily injury and property damage for non-owned and hired Vehicles with a minimum limit of $**** per accident.

(d) Errors and Omissions Liability (Professional Indemnity) Insurance. Vendor will carry insurance for Errors and Omissions Liability (Professional Indemnity) with a minimum limit of $**** per occurrence or per claim and in the annual aggregate, covering negligent acts, errors or omissions and

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wrongful acts. Such insurance will include coverage for the following risks: i) liability arising from theft, dissemination and/or use of confidential and proprietary information stored or transmitted in electronic form, and ii) liability arising from the introduction of a computer virus into, or otherwise causing damage to, Ingram’s, a customer’s or third-party’s computer, computer system, network or similar computer-related property and the data, software and programs stored therein, with a minimum sublimit of $**** per occurrence or per claim.

(e) Within a reasonable time after signing this Agreement, and within a reasonable time upon request (but no more than once per year) for the duration of the Agreement, Vendor will provide Ingram with Certificates of Insurance evidencing the required coverage. Vendor’s failure to provide certificates of insurance in compliance with the insurance requirements herein, or Ingram’s failure to receive certificates, shall not limit or relieve Vendor of its obligation to comply with the requirements set forth above or constitute a waiver of the requirements herein.

19. Ingram Micro Insurance. Ingram Micro shall obtain and maintain, at its expense, a policy or policies of:

(a) Commercial General Liability (including product and completed operations, personal and advertising injury and contractual liability coverage) with a minimum per occurrence limit of $****.

(b) Workers’ Compensation Insurance with statutory limits.

(c) Employers’ Liability insurance with minimum limits of $****.

(d) Automobile Liability Insurance with $**** coverage limits.

(e) Upon request, Ingram shall provide the Certificates of Insurance evidencing the required coverage.

20. Compliance with Laws. Each party will comply with all applicable state, federal, and where applicable, country specific laws, rules and regulations in the Territory and will indemnify the other party in the event of any violations. In addition, each party will comply with all applicable export laws and regulations, including but not limited to, the U.S. Export Administration Act of 1979 as amended and its implementing regulations. The parties will adhere to the provisions of the U.S. Foreign Corrupt Practices Act, the UK Bribery Act, and similar applicable legislation. The parties have not made, and will not make, any direct or indirect payment, offer to pay, or authorization to pay, including without limitation, any money, gift, promise to give, or authorization of the giving, of anything of value to any government official or politician, or the immediate family of that official or politician, for the purpose of influencing an act or decision of the government or that individual in order to assist, directly or indirectly, Vendor or Ingram Micro in obtaining or retaining business, or securing an improper advantage. The commitment to comply with anti-bribery and corrupt practices legislation also extends to any dealings between the parties and their commercial customers and other parties. Ingram Micro policy prohibits solicitation of gifts, gratuities, entertainment and other courtesies from vendors.

21. Confidential Information. Confidential Information must be kept confidential by the receiving party and will be protected by the receiving party from disclosure with at least the same degree of care as that which is accorded to its own confidential information, but in no event with less than reasonable care. Confidential Information will not be disclosed to anyone except: (a) to employees of the receiving party and its affiliated companies who have a need to know; (b) contractors or consultants of the receiving party, provided that those employees, contractors or consultants have a need to know, have been informed of receiving party’s obligations as stated in this section, and have agreed in writing to them; and (c) where disclosure is lawfully required, including to any government agency. If Ingram Micro provides end user or reseller information to Vendor, Ingram Micro grants Vendor a non-assignable license to use

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that information for the purpose of internally determining sales compensation for Vendor’s employees, or the sale of complementary Products or services to those end users or resellers that were not purchased at the time of sale through Distributor. Vendor agrees not to contact any reseller or end user listed in the Confidential Information for the purpose of supplanting the business, relationship with Ingram Micro by soliciting a direct sales relationship between Vendor and such party. Notwithstanding the foregoing, Vendor may contact any party in the event this Agreement is terminated. Moreover, if such a reseller or end user initiates contact with Vendor, Vendor may respond and contact such reseller or end user in its sole discretion. Vendor shall not be prohibited from contacting or soliciting end users or resellers identified in the information: (1) with whom Vendor already has a direct relationship; (2) who contact Vendor of their own accord; of (3) who are developed as prospective customers independent of the information. The receiving party is not obligated to protect information received under this Agreement which; (i) is already known to the receiving party at the time of its disclosure; (ii) is or becomes publicly known through no wrongful act of the receiving party; (iii) is received from a third party without similar restrictions and without breach of this Agreement; or (iv) is independently developed by the receiving party. Notwithstanding the foregoing, Vendor consents to Ingram Micro providing excerpts of the warranty, indemnification and limitation of liability provisions to Ingram Micro’s customers for use by Ingram Micro’s customers and their customers, only to the extent requested by Ingram Micro’s customers.

22. Taxes.

(a) Each party will be responsible for taxes based on its own capital, net income, gross receipts, employment taxes of its own employees, and for taxes on any property it owns. If Ingram Micro is required to withhold taxes from payments to Vendor, Ingram Micro will make payment to Vendor of the amount owing on the invoice, less a deduction for such tax withheld, which amount will be remitted to the relevant tax authority. Payments of the net sum to Vendor and the withholding tax to the relevant lax authority constitute, for purposes of this Agreement, full settlement of the amount owing under the invoice. Ingram Micro will provide Vendor with a valid receipt for such tax withheld from the relevant tax authority within 90 days of payment of the applicable invoice. Ingram Micro is responsible for the payment of all other taxes imposed by any governmental authority in the Territory or elsewhere in connection with the resale of the Products under this Agreement.

(b) Tax Information. Ingram Micro will provide Vendor with any appropriate tax identification information that Vendor, in its sole discretion, requires to ensure Vendor’s compliance with appropriate country tax regulations. In particular, this tax identification information must enable Vendor to identify when VAT must be collected by Vendor from Ingram Micro and paid to appropriate country tax authorities.

(c) Refund of Taxes and Duties. In the event of any Product returns or price protection under this Agreement, all taxes, duties, levies and other governmental charges on the returned Products or the price, protected Products which are not recovered by or refunded to Ingram Micro will be borne by Vendor. Upon notification or invoice by Ingram Micro of the amounts of these non-recoverable taxes, duties, levies or charges, Vendor will promptly issue a credit memo towards future orders or provide a cash refund if there are no invoices then outstanding.

23. Dispute Resolution. The procedure for handling disputes is as follows:

(a) Informal Dispute Resolution. The parties will initially seek informal resolution of any dispute by escalating it to senior management. Each party will honor all reasonable requests for non-privileged information related to the dispute. If the dispute is not resolved within 30 days, either party may proceed to mediation or arbitration as set forth in (b) or (c).

(b) Mediation. If the dispute is valued at not less than $**** and has not been resolved through informal dispute resolution, either party may, in writing and within 20 days of notification to the

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other, ask the other party to participate in a one day mediation, and the other party must do so. Each party will beat its own expenses and an equal share of the fees of the mediator. If the mediation is not successful the parties may proceed with arbitration as set forth in (c) below.

(c) Arbitration. If the dispute has not been resolved by informal dispute resolution or mediation, the parties must promptly refer the dispute, no later than one year from the date of original notice and subject to applicable statute of limitations, to binding arbitration in accordance with AAA Rules and will be conducted in New York, New York. Each party will bear its own expenses and will share equally in fees of the arbitrator(s). All candidates must have substantial experience in information technology or in the technology supply chain business and will be selected by the parties in accordance with AAA Rules. If the value of the dispute is under $****, a single arbitrator will be selected by the parties from the candidate pool. If the value of the dispute is over $****, a three arbitrator panel will be selected by the parties from the candidate pool. The parties will provide each other with all requested documents and records related to the dispute in a manner that will minimize the expense and inconvenience of both parties. Discovery will not include depositions or interrogatories except as the arbitrators expressly allow upon a showing of need. The parties and arbitrator(s) will be guided in resolving discovery disputes by the Federal Rules of Civil Procedure. If disputes arise concerning discovery requests, the arbitrators will have sole and complete discretion to resolve the disputes. The parties agree that time of the essence principles will guide the hearing and that the arbitrator(s) will have the right and authority to issue monetary sanctions in the event of unreasonable delay. The arbitrator(s) will deliver a written opinion setting forth findings of fact and the rationale for the award within 30 days following conclusion of the hearing. The award of the arbitrator(s), which may include legal and equitable relief, but which may not include punitive damages, will be final and binding upon the parties, and judgment may be entered upon it in accordance with applicable law in any court of competent jurisdiction. In addition to award the arbitrator(s) will have the discretion to award the prevailing party all or part of its attorneys’ fees and costs, including fees associated with arbitrator(s), if the arbitrator(s) determines that the positions taken by the other party on material issues of the dispute were without substantial foundation. This Agreement will control if there is a conflict between the terms of this Agreement and the AAA Rules.

24. Governing Law. This Agreement will be construed and enforced in accordance with the laws of the State of New York, exclusive of its conflicts of law provisions. Both parties consent to the jurisdiction and venue in the state and federal courts located In New York, New York. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement.

25. General Terms. This Agreement constitutes the entire agreement between the parties regarding its subject matter. This Agreement supersedes and terminates any and all previous proposals, representations or statements, oral or written. This Agreement will take precedence over any conflicting terms and conditions contained in each party’s purchase orders, invoices, acknowledgments, confirmations or similar documents. Any modifications to this Agreement must be in writing and signed by authorized representatives of both parties. This Agreement may be executed in one or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or electronic copy will be as effective as delivery of the original version. Unless a provision setting forth the rights or obligations of a party is expressly terminated as set forth in the specific language of the provision, the parties agree that all rights and obligations set forth in this Agreement, which by their nature or operation are considered material, will survive termination of this Agreement. Each party is an independent contractor as to the other, no other relationship is created by this Agreement and neither party has any right to enter into agreements with third parties on behalf of the other. Neither party will assign this Agreement without the express written consent of the other party, not to be unreasonably withheld. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The waiver by either party of a breach of any provision of this Agreement will not be a waiver of the provision itself or a waiver of any breach in the future, or a waiver of any other provision in this Agreement. Failure to require performance will not affect a party’s right to require performance of that or any future duty. If any provision in this Agreement is held to be invalid, illegal or unenforceable, that

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provision will be enforced to the fullest extent permitted by applicable law and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any matter materially adverse to any party. All legal notices sent by one party to the other must be in writing and sent to an authorized representative of the party at the address set forth in the first paragraph of this Agreement (or other address as the parties may designate including the email address of that authorized representative), and may be: (i) personally delivered to an officer of the other party; (ii) sent by registered or certified mail, return receipt requested, or by any nationally recognized courier service; (iii) by facsimile, which must be subsequently confirmed in writing as required in (ii) of this sentence; or (iv) by email. For the purposes of notice to Ingram Micro, notices shall be addressed to both “Legal Department” and “Vice President, Vendor Management”. For the purposes of notice to Vendor, notices shall be addressed to both “Legal Department” and “Vice President, Business Development”. The signatories of this Agreement are authorized representatives of their respective parties.

IN WITNESS WHEREOF, the parties set forth below have executed this Agreement.

Ingram Micro Inc.		Tenable Network Security, Inc.

By:	/s/ Ken Bast	By:	/s/ Jack Huffard

Printed Name:	Ken Bast	Printed Name:	Jack Huffard
Title: VP of GM Advanced Technology		Title: President

Date: 9/10/2012		Date: 8/30/2012

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